ADVANCED SERIES TRUST

AST Emerging Managers Diversified Portfolio

AST New Discovery Asset Allocation Portfolio

Supplement dated November 19, 2015 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust and the series thereof, the Portfolios) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectuses for AST Emerging Managers Diversified Portfolio (the Emerging Managers Portfolio) and AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

A.	AST Emerging Managers Diversified Portfolio: Modification to Investment Strategy

The Board of Trustees of the Trust (the Board) recently approved modifying the investment strategy of the Emerging Managers Portfolio to permit investments in other investment companies, including exchange traded funds (ETFs), upon determining a subadviser change is warranted in order to maintain market exposure. This change is expected to become effective on or about November 23, 2015.

To reflect this change, the Summary Prospectus and the Prospectus are revised as follows:

I.	The following sentence is added to the last paragraph of the section entitled “INVESTMENT, RISKS AND PERFORMANCE– Principal Investment Strategies”

In connection with a subadviser transition, the investment manager may temporarily allocate assets away from the outgoing subadviser, but still maintain market exposure, such as through ETFs and other pooled investment vehicles.

B.	AST New Discovery Asset Allocation Portfolio: Modifications to Investment Strategy

The Board recently approved modifying the investment strategy of the New Discovery Portfolio to: (i) permit investments in other investment companies, including ETFs, upon determining a subadviser change is warranted in order to maintain market exposure; and (ii) temporarily allocate more than 10% of the New Discovery Portfolio’s assets to its liquidity strategy sleeve. This change is expected to become effective on or about November 23, 2015.

To reflect these changes, the Summary Prospectus and Prospectus are revised as follows:

I.	The following sentence is added to the last paragraph of the section entitled “INVESTMENT, RISKS AND PERFORMANCE– Principal Investment Strategies”

In connection with a subadviser transition, the investment manager may temporarily allocate assets away from the outgoing subadviser, but still maintain market exposure, such as through ETFs and other pooled investment vehicles. The investment manager may make such allocations either within or outside of the Portfolio’s liquidity sleeve.

C.	AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangements

The Board recently approved: (i) replacing Security Investors, LLC as subadviser to the domestic large cap value sleeve of the New Discovery Portfolio with Affinity Investment Advisors, LLC; and (ii) replacing Vision Capital Management, Inc. as subadviser to the domestic large cap growth sleeve of the New Discovery Portfolio with Boston Advisors, LLC.

These changes are expected to become effective on or about February 8, 2016. More detailed information relating to the new subadvisory arrangements will be made available to beneficial shareholders of the New Discovery Portfolio in a Schedule 14C Information Statement within 90 days of the effective date of the transitions. More detailed information will also be included in an additional supplement to the Trust’s Prospectus and SAI before the effective date of the transitions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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